                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection  with the  shareholder  report of American  Century  Variable
Portfolios, Inc. (the "Registrant") on Form N-CSR for the period ending June 30,
2006 (the "Report"),  we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated:  August 15, 2006

                                       /s/ William M. Lyons
                                       -----------------------------------------
                                       William M. Lyons
                                       President
                                       (chief executive officer)

                                       /s/ Maryanne L. Roepke
                                       -----------------------------------------
                                       Maryanne L. Roepke
                                       Sr. Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)